 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TOSECTION 13 OR 15(d) OF THESECURITIES EXCHANGE ACT OF 1934

November 1, 2016
Date of Report (Date of earliest event reported)

ENERGY TRANSFER PARTNERS, L.P.
(Exact name of Registrant as specified in its charter)

Delaware	1-11727	73-1493906
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

8111 Westchester Drive, Suite 600 Dallas, Texas 75225
(Address of principal executive offices)

(214) 981-0700
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On November 1, 2016, Energy Transfer Partners, L.P. (“ETP”) completed the previously reported transactions (the “Transactions”) contemplated by the Contribution Agreement (the “Contribution Agreement”) by and among NGP X US Holdings, LP, PennTex Midstream Partners, LLC, MRD Midstream LLC, WHR Midstream LLC, certain investors signatory thereto, and ETP. In conjunction with the closing of the Transactions, Energy Transfer Partners GP, L.P., the general partner of ETP, entered into Amendment No. 14 (the “Amendment”) to the Second Amended and Restated Agreement of Limited Partnership of ETP. The Amendment provides for a reduction in the aggregate quarterly distributions made by ETP to the holders of the ETP incentive distribution rights in the amount of $8.25 million per quarter commencing with the quarter ending September 30, 2016 and continuing in perpetuity.
The above description of the Amendment is not complete and is qualified in its entirety by reference to the full text of the Amendment, which is filed hereto as Exhibit 3.1 and is incorporated in this Item 5.03 by reference.
Item 8.01 Other Events.

Closing of PennTex Transaction

As disclosed above, on November 1, 2016, ETP closed on its previously announced agreement to acquire certain interests in PennTex Midstream Partners, LP (“PTXP”) from various parties for total consideration of approximately $640 million in ETP units and cash. ETP now owns 100% of the general partner of PTXP, together with all of its incentive distribution rights, as well as 6.3 million common units and all 20 million subordinated units of PTXP, representing approximately 65 percent of the total limited partner interests in PTXP.
Non-Cash Impairment Charge
ETP evaluated its investment in Midcontinent Express Pipeline LLC (“MEP”) in conjunction with its preparation of financial statements for the quarter ended September 30, 2016. Based on commercial discussions with current and potential shippers on MEP, ETP concluded that the fair value of its investment was other than temporarily impaired, resulting in a non-cash impairment of $308 million, to be reflected in ETP’s Form 10-Q for the period ended September 30, 2016.
Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

3.1	Amendment No. 14 to the Second Amended and Restated Agreement of Limited Partnership of Energy Transfer Partners, L.P. dated as of November 1, 2016.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENERGY TRANSFER PARTNERS, L.P.

	By:	Energy Transfer Partners GP, L.P., its general partner
	By:	Energy Transfer Partners, L.L.C. its general partner
Date: November 3, 2016

/s/ Thomas E. Long
Thomas E. Long
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

3.1	Amendment No. 14 to the Second Amended and Restated Agreement of Limited Partnership of Energy Transfer Partners, L.P. dated as of November 1, 2016.